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                                                                  EXHIBIT 10.42

                        INCENTIVE STOCK OPTION AGREEMENT
                     (1997 Stock Award and Incentive Plan)


                  INCENTIVE STOCK OPTION AGREEMENT, dated as of ________________ (the "Agreement"), by and between Apartment Investment and Management Company, a Maryland corporation (the "Company"), and _______________ (the "Optionee"). Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings set forth in the Apartment Investment and Management Company 1997 Stock Award and Incentive Plan, as amended (the "Plan").

                  WHEREAS, on _____________ (the "Grant Date") the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of the Company awarded the Optionee an incentive stock option, exercisable to purchase shares of the Company's Class A Common Stock, par value $.01 per share ("Common Stock"), pursuant to, and subject to the terms and provisions of, the Plan.

                  NOW, THEREFORE, in consideration of the Optionee's services to the Company and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Number of Shares and Purchase Price. The Company hereby grants the Optionee an Incentive Stock Option (the "Option") to purchase ________________, shares of Common Stock (the "Option Shares") at a purchase price per share equal to $ ___________ (the "Exercise Price"), pursuant to the terms of this Agreement and the provisions of the Plan.

                  2.  Period of Option and Conditions of Exercise.

                  (a) Unless the Option is previously terminated pursuant to this Agreement or the Plan, the Option shall terminate on the tenth anniversary of the Date of Grant (the "Expiration Date"). Upon the termination of the Option, all rights of the Optionee hereunder shall cease.

                  (b) In the event that the January 21, 1998 amendment to the Plan is not approved by the stockholders of the Company at the Company's 1998 Annual Meeting of Stockholders, this Option shall terminate and all rights of the Optionee hereunder shall cease.

                  (c) Subject to the provisions of the Plan and this Agreement, the Option shall be exercisable as follows: (i) ____% of the Option Shares on the second anniversary of the Date of Grant, (ii) ____% of the Option Shares on the third anniversary of the Date of Grant, (iii) ____% of the Option Shares on the fourth anniversary of the Date of Grant, and (iv) ____% of the Option Shares on the fifth anniversary of the Date of Grant, provided, however, that the Option shall be immediately exercisable as to ____% of the Option Shares following the occurrence of a Change of Control (as defined below).


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                  3.  Termination of Employment.

                  (a) Except as provided in this Section 3, the Option may not be exercised after the Optionee has ceased to be employed by the Company or one of its affiliates. In the event that the Optionee ceases to be employed by the Company or one of its affiliates, the Option may be exercised following such termination, as follows:

                           (i) if the Optionee's termination of employment is due to his or her death or Disability (as defined below), the Option shall remain exercisable until the Expiration Date for all Option Shares for which the Option was otherwise exercisable;

                           (ii) if the Optionee ceases to be employed by the Company or an affiliate other than due to death, Disability or termination for Cause, the Option shall remain exercisable for a period of ninety (90) days following such termination (but in no event later than the Expiration Date) with respect to all Option Shares for which the Option was otherwise exercisable as of the date of such termination, and shall thereafter terminate; and

                           (iii) if the Optionee's termination is by the Company or one of its affiliates for Cause (as defined below), the Option shall terminate immediately on the date of the such termination.

                  4.  Exercise of Option.

                  (a) The Option may be exercised only by the Optionee or, in the event of the death or incapacity of the Optionee, the Optionee's successor, heir or legal representative. The Option shall be exercised by delivery to the Company of (i) a written notice, substantially in the form attached hereto as Exhibit A, specify the number of Option Shares for which the Option is being exercised to purchase, and (ii) full payment of the Exercise Price for such number of Option Shares being purchased (in respect of such Option Shares, the "Total Exercise Price"), in the manner provided below, and any transfer or withholding taxes applicable thereto.

                  (b) Payment of the Exercise Price for any Option Shares being purchased shall be made as follows:

                           (i) The Optionee may satisfy all or any portion of the Total Exercise Price by delivery to the Company of cash, by certified or cashier's check, or

                           (ii) The Optionee may satisfy the remaining portion of the Total Exercise Price by (A) assignment, transfer and delivery to the Company, free of any liens, claims or encumbrances, of shares of Common Stock that the Optionee owns, or (B) assignment and transfer to the Company, free of any liens, claims or encumbrances, of OP Units that the Optionee owns. If the Optionee pays by assignment, transfer and delivery of shares


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         of Common Stock, the Optionee must include with the notice of exercise the certificates for such shares of Common Stock, either duly endorsed for transfer or accompanied by an appropriately executed stock power in favor of the Company. If the Optionee pays by assignment and transfer of OP Units, the Optionee must include with the notice of exercise a duly executed assignment of all of the Optionee's interest in such OP Units. For purposes of this Agreement, the value of all such shares of Common Stock delivered by the Optionee will be their Fair Market Value, and the value of all OP Units assigned by the Optionee will be the Fair Market Value of the number of shares of Common Stock for which such OP Units are then subject to exchange upon a redemption of such OP Units. If the value of the shares of Common Stock delivered, or OP Units assigned, by the Optionee exceeds the amount required to be paid pursuant to this Section 4, the Company will provide to the Optionee, as soon as practicable, cash or a check in an amount equal to the value of any fractional portion of a share of Common Stock or OP Unit, and will issue a certificate to the Optionee for any whole share(s) of Common Stock or OP Units exceeding the number of shares of Common Stock or OP Units required to pay the Exercise Price for all Option Shares being purchased.

                  (c) Not less than 100 shares of Common Stock may be purchased at any time upon the exercise of the Option, unless the number of shares of Common Stock so purchased constitutes the total number of Option Shares for which the Option is then exercisable. The Option may be exercised only to purchase whole shares of Common Stock, and in no case may a fractional share of Common Stock be purchased. The right of the Optionee to purchase Option Shares for which the Option is then exercisable may be exercised, in whole or in part, at any time or from time to time, prior to the Expiration Date.

                  (d) The Company may require the Optionee to pay, prior to the delivery of any Option Shares to which the Optionee shall be entitled upon exercise of the Option, an amount equal to the Federal, state and local income taxes and other amounts required by law to be withheld by the Company with respect thereto. Alternatively, the Optionee may authorize the Company to withhold from the number of Option Shares he or she would otherwise receive upon exercise of the Option, that number of Option Shares having a Fair Market Value equal to the amount of such required tax.

                  (e) Any Option that is exercised in a manner that prevents its qualification as an Incentive Stock Option shall be treated for all purposes as a Non-qualified Stock Option.

                  5.  Definitions. For purposes of this Agreement:

                  (a) "Cause" shall mean the termination of employment of an individual with the Company as a result of (i) the performance by such individual of any activity involving fraud or dishonesty, (ii) the conviction of the individual of a felony or crime involving moral turpitude, (iii) the failure or refusal of such individual to reasonably or satisfactorily perform any material duties or responsibilities reasonably required of such individual by the Company, (iv) the gross


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negligence or willful neglect or malfeasance by the individual in the performance or non-performance of such individual's duties or responsibilities to the Company, or (v) any unauthorized act or omission by such individual that is injurious in any material respect to the financial condition or business reputation of the Company.

                  (b) "Change in Control" shall mean the occurrence of any of the following events:

                           (i) an acquisition (other than directly from the
Company) of any voting securities of the Company (the "Voting Securities) by any "person" (as the term "person" is used for purposes of Section 13(d) or Section 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) immediately after which such person has "beneficial ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) ("Beneficial Ownership") of 20% or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities that are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition that would cause a Change in Control. "Non-Control Acquisition" shall mean an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (1) the Company or (2) any corporation, partnership or other person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company or in which the Company serves as a general partner or manager (a "Subsidiary"),
(B) the Company or any Subsidiary, or (C) any person in connection with a Non-Control Transaction (as hereinafter defined);

                           (ii) the individuals who constitute the Board of
Directors of the Company as of the date hereof (the "Incumbent Board") cease for any reason to constitute at least two-thirds (2/3) of the Board of Directors; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds (2/3) of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board; provided, further, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "election contest" (as described in Rule 14a-11 promulgated under the Exchange Act) (an "Election Contest") or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                           (iii) approval by stockholders of the Company of:
(A) a merger, consolidation, share exchange or reorganization involving the Company, unless (1) the stockholders of the Company, immediately before such merger, consolidation, share exchange or reorganization, own, directly or indirectly immediately following such merger, consolidation, share exchange or reorganization, at least 80% of the combined voting power of the outstanding voting securities of the corporation that is the successor in such merger, consolidation, share exchange or reorganization (the "Surviving Company") in substantially the same proportion as


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their ownership of the Voting Securities immediately before such merger, consolidation, share exchange or reorganization, (2) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation, share exchange or reorganization constitute at least two-thirds (2/3) of the members of the board of directors of the Surviving Company, and (3) no persons (other than the Company or any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Company or any Subsidiary, or any person who, immediately prior to such merger, consolidation, share exchange or reorganization had Beneficial Ownership of 15% or more of the then outstanding Voting Securities has Beneficial Ownership of 15% or more of the combined voting power of the Surviving Company's then outstanding voting securities (a transaction described in clauses (1) through (3) is referred to herein as "Non-Control Transaction"); (B) a complete liquidation or dissolution of the Company; or (C) an agreement for the sale or other disposition of all or substantially all of the assets of the Company to any person (other than a transfer to a Subsidiary).

         Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person (a "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company that, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, such Subject Person becomes the Beneficial Owner of any additional Voting Securities that increases the percentage of the then outstanding Voting Securities Beneficially Owned by such Subject Person, then a Change in Control shall occur.

                  (c) The Optionee's employment will have terminated by reason of "Disability" if, as a result of the Optionee's incapacity due to physical or mental illness, the Optionee shall have been absent from his or her duties on a full-time basis for the entire period of six (6) consecutive months, and within thirty (30) days after written notice is given by the Company to the Optionee (which may occur before or after the end of such six-month period), the Optionee shall not have returned to the performance of his or her duties on a full-time basis.

                  6.  Tax Treatment; Tax Withholding.

                  (a) If the Optionee fails to comply with the requirements of
Section 422(a) of the Code (as from time to time redesignated or amended), subsection (a)(1) of which currently re quires that any Shares acquired upon exercise of the Option not be disposed of within two (2) years of the Date of Grant or one (1) year from the date on which such Shares are acquired, Optionee understands that the tax treatment otherwise applicable to the Option shall not be available.

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                  (b) The Optionee understands that, to the extent that the
aggregate Fair Market Value of Option Shares (as of the Date of Grant) with respect to which the Option is exercisable for the first time by the Optionee during any calendar year under the Plan shall exceed $100,000, the Option shall be treated as a Non-Qualified Stock Option.

                  (c) The Company shall have the power and the right to deduct or withhold, or require a Optionee to remit to the Company, an amount sufficient to satisfy any Federal, state, and local taxes (including the Optionee's FICA obligation) required by law to be withheld as a result of any taxable event arising in connection with the Option, in accordance with the terms of the Plan.

                  (d) The Option shall be construed insofar as is practicable to permit its continued qualification as an Incentive Stock Option; if, however, the Option no longer so qualifies, it shall be treated for all purposes as a Non-qualified Stock Option.

                  7.  Miscellaneous.

                  (a) Entire Agreement. This Agreement and the Plan contain the entire understanding and agreement of the Company and the Optionee concerning the subject matter hereof, and supersede all earlier negotiations and understandings, written or oral, between the parties with respect thereto.

                  (b) Captions. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of this Agreement.

                  (c) Counterparts. This Agreement may be executed in counterparts, each of which when signed by the Company or the Optionee will be deemed an original and all of which together will be deemed the same agreement.

                  (d) Notices. Any notice or communication having to do with this Agreement must be given by personal delivery or by certified mail, return receipt requested, addressed, if to the Company or the Committee, to the attention of the Chief Financial Officer of the Company at the principal office of the Company and, if to the Optionee, to the Optionee's last known address contained in the personnel records of the Company.

                  (e) Succession and Transfer. Each and all of the provisions of this Agreement are binding upon and inure to the benefit of the Company and the Optionee and their successors, assigns and legal representatives; provided, however, that the Option granted hereunder shall not be transferable by the Optionee (or the Optionee's successor or legal representative) other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee, only by the Optionee or by his or her guardian or legal representative.


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                  (f) Amendments. Subject to the provisions of the Plan, this
Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto.

                  (g) Governing Law. This Agreement and the rights of all persons claiming hereunder will be construed and determined in accordance with the laws of the State of Colorado without giving effect to the choice of law principles thereof.

                  (h) Plan Controls. This Agreement is made under and subject to the provisions of the Plan, and all of the provisions of the Plan are hereby incorporated by reference into this Agreement. In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern. By signing this Agreement, the Optionee confirms that he or she has received a copy of the Plan and has had an opportunity to review the contents thereof.


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                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                      APARTMENT INVESTMENT AND
                                      MANAGEMENT COMPANY



                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------


                                      OPTIONEE:


                                      ----------------------------------------




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